UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 25, 2005


                               CHASE FUNDING, INC.
       (Issuer in respect of Chase Funding Loan Acquisition Trust Mortgage
      Loan Asset-Backed Certificates, Series 2004-AQ1) (the "Certificates")
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             (Exact name of registrant as specified in its charter)


New York                        333-106428-03          13-3840732
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(State or other jurisdiction    (Commission            (IRS Employer
of incorporation)               File Number)           Identification No.)


300 Tice Boulevard, Woodcliff Lake, NJ                  07675
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (201) 782-9084


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(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Funding, Inc. (the "Depositor") made distributions to holders of its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1 as contemplated by the Pooling and Servicing Agreement, dated as of September 1, 2004, among Chase Funding, Inc., as Depositor, Chase Manhattan Mortgage Corporation, as Servicer and Wachovia Bank National Association, as Trustee (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
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  99.1            Monthly Reports with respect to the May 25, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                       (f/k/a "The Chase Manhattan Bank"),
                                       As Paying Agent, on behalf of
                                       Chase Funding, Inc.


                                       By: /s/ Andrew M. Cooper
                                           --------------------------------
                                           Name: Andrew M. Cooper
                                           Title: Assistant Vice President
                                           Date: June 6, 2005

                                INDEX TO EXHIBITS
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Exhibit No.                                 Description
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  99.1                                      Monthly Reports with respect to the
                                            distribution to certificateholders
                                            on May 25, 2005.